Exhibit 99.1

Trupanion Reports Third Quarter 2020 Results

SEATTLE, WA. October 29, 2020-- Trupanion, Inc. (Nasdaq: TRUP), the leading provider of medical insurance for cats and dogs, today announced financial results for the third quarter ended September 30, 2020.

“It was another strong quarter for Trupanion, with high retention rates driving accelerated growth in net subscription pets,” said Darryl Rawlings, Founder and CEO of Trupanion.

Third Quarter 2020 Financial and Business Highlights

•Total revenue was $130.1 million, an increase of 31% compared to the third quarter of 2019.
•Total enrolled pets (including pets from our other business segment) was 804,251 at September 30, 2020, an increase of 31% over the third quarter of 2019.
•Subscription business revenue was $99.4 million, an increase of 20% compared to the third quarter of 2019.
•Subscription enrolled pets was 552,909 at September 30, 2020, an increase of 15% over the third quarter of 2019.
•Net loss was $(2.6) million, or $(0.07) per basic and diluted share, compared to net income of $0.8 million, or $0.02 per basic and diluted share, in the third quarter of 2019.
•Adjusted EBITDA was $1.8 million, compared to adjusted EBITDA of $3.9 million in the third quarter of 2019.
•Operating cash flow was $9.8 million and free cash flow was $8.5 million in the third quarter of 2020. This compared to operating cash flow of $4.7 million and free cash flow of $2.9 million in the third quarter of 2019.

First Nine Months 2020 Financial and Business Highlights

•Total revenue was $359.3 million, an increase of 29% compared to the first nine months of 2019.
•Subscription business revenue was $281.3 million, an increase of 20% compared to the first nine months of 2019.
•Net loss was $(2.3) million, or $(0.07) per basic and diluted share, compared to a net loss of $(2.4) million, or $(0.07) per basic and diluted share, in the first nine months of 2019.
•Adjusted EBITDA was $9.3 million, compared to adjusted EBITDA of $6.9 million in the first nine months of 2019.
•Operating cash flow was $17.6 million and free cash flow was $13.1 million for the first nine months of 2020. This compared to operating cash flow of $11.6 million and free cash flow of $8.0 million in the first nine months of 2019.

Revenue by Quarter

Conference Call
Trupanion’s management will host a conference call today to review its third quarter 2020 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13710977.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For over two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets sales and marketing expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(unaudited)
Revenue:
Subscription business	$99,379	$82,613	$281,316	$234,571
Other business	30,741	16,663	78,025	43,882
Total revenue	130,120	99,276	359,341	278,453
Cost of revenue:
Subscription business(1)	81,098	66,770	229,114	191,421
Other business	28,433	15,061	71,919	39,842
Total cost of revenue(2)	109,531	81,831	301,033	231,263
Gross profit:
Subscription business	18,281	15,843	52,202	43,150
Other business	2,308	1,602	6,106	4,040
Total gross profit	20,589	17,445	58,308	47,190
Operating expenses:
Technology and development(1)	3,383	2,271	9,217	7,518
General and administrative(1)	6,121	5,017	17,737	15,655
Sales and marketing(1)	13,344	9,255	33,028	26,239
Total operating expenses	22,848	16,543	59,982	49,412
Gain (loss) from investment in joint venture	2	(59)	(84)	(331)
Operating (loss) income	(2,257)	843	(1,758)	(2,553)
Interest expense	324	340	1,044	974
Other income, net	(49)	(297)	(533)	(1,094)
(Loss) income before income taxes	(2,532)	800	(2,269)	(2,433)
Income tax expense	26	18	69	12
Net (loss) income	$(2,558)	$782	$(2,338)	$(2,445)

Net (loss) income per share:
Basic	$(0.07)	$0.02	$(0.07)	$(0.07)
Diluted	$(0.07)	$0.02	$(0.07)	$(0.07)
Weighted average shares of common stock outstanding:
Basic	35,426,742	34,876,782	35,193,317	34,593,345
Diluted	35,426,742	36,399,136	35,193,317	34,593,345

(1)Includes stock-based compensation expense as follows:	Three Months Ended September 30,		Nine Months Ended September 30,

	2020	2019	2020	2019
Cost of revenue	$448	$258	$1,060	$783
Technology and development	133	94	366	267
General and administrative	1,108	916	2,912	2,452
Sales and marketing	741	577	1,972	1,573
Total stock-based compensation expense	$2,430	$1,845	$6,310	$5,075

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Veterinary invoice expense	$91,266	$69,086	$252,955	$196,301
Other cost of revenue	18,265	12,745	48,078	34,962
Total cost of revenue	$109,531	$81,831	$301,033	$231,263

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	September 30, 2020	December 31, 2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$35,230	$29,168
Short-term investments	83,072	69,732
Accounts and other receivables	92,409	54,408
Prepaid expenses and other assets	7,344	5,513
Total current assets	218,055	158,821
Restricted cash	1,400	1,400
Long-term investments, at fair value	5,038	4,323
Property and equipment, net	71,114	70,372
Intangible assets, net	6,944	7,731
Other long-term assets	14,591	14,553
Total assets	$317,142	$257,200
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,999	$4,087
Accrued liabilities and other current liabilities	19,057	13,798
Reserve for veterinary invoices	28,839	21,194
Deferred revenue	86,954	52,546
Total current liabilities	139,849	91,625
Long-term debt	29,839	26,086
Deferred tax liabilities	1,118	1,118
Other liabilities	2,038	1,611
Total liabilities	172,844	120,440
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 36,511,705 and 35,578,540 shares issued and outstanding at September 30, 2020; 35,876,882 and 34,947,017 shares issued and outstanding at December 31, 2019	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	242,825	232,731
Accumulated other comprehensive loss	110	250
Accumulated deficit	(87,858)	(85,520)
Treasury stock, at cost: 933,165 shares at September 30, 2020 and 929,865 shares at December 31, 2019	(10,779)	(10,701)
Total stockholders’ equity	144,298	136,760
Total liabilities and stockholders’ equity	$317,142	$257,200

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(unaudited)
Operating activities
Net (loss) income	$(2,558)	$782	$(2,338)	$(2,445)
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Depreciation and amortization	1,666	1,181	4,770	4,358
Stock-based compensation expense	2,430	1,845	6,310	5,075
Other, net	16	46	118	143
Changes in operating assets and liabilities:
Accounts and other receivables	(11,966)	(6,642)	(38,068)	(18,582)
Prepaid expenses and other assets	(1,535)	(714)	(1,979)	275
Accounts payable, accrued liabilities, and other liabilities	6,086	1,363	6,602	2,806
Reserve for veterinary invoices	4,428	1,042	7,692	3,187
Deferred revenue	11,239	5,841	34,473	16,808
Net cash provided by operating activities	9,806	4,744	17,580	11,625
Investing activities
Purchases of investment securities	(17,422)	(13,270)	(43,972)	(45,492)
Maturities of investment securities	9,013	6,329	29,817	28,224
Purchases of property, equipment and intangible assets	(1,273)	(1,806)	(4,512)	(3,586)
Other	(19)	(463)	88	(1,937)
Net cash used in investing activities	(9,701)	(9,210)	(18,579)	(22,791)
Financing activities
Proceeds from exercise of stock options	2,629	629	4,296	2,255
Shares withheld to satisfy tax withholding	(215)	(1,363)	(656)	(1,610)
Borrowings from line of credit, net of financing fees	2,478	3,000	6,213	9,167
Repayments to line of credit	—	—	(2,500)	—
Other financing	—	(23)	(78)	(438)
Net cash provided by financing activities	4,892	2,243	7,275	9,374
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	220	(129)	(214)	267
Net change in cash, cash equivalents, and restricted cash	5,217	(2,352)	6,062	(1,525)
Cash, cash equivalents, and restricted cash at beginning of period	31,413	28,779	30,568	27,952
Cash, cash equivalents, and restricted cash at end of period	$36,630	$26,427	$36,630	$26,427

The following tables set forth our key operating metrics:

	Nine Months Ended September 30,

	2020	2019
Total Business:
Total pets enrolled (at period end)	804,251	613,694
Subscription Business:
Total subscription pets enrolled (at period end)	552,909	479,427
Monthly average revenue per pet	$59.77	$57.14
Lifetime value of a pet, including fixed expenses	$615	$511
Average pet acquisition cost (PAC)	$237	$209
Average monthly retention	98.69%	98.59%

	Three Months Ended
	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Total Business:
Total pets enrolled (at period end)	804,251	744,727	687,435	646,728	613,694	577,686	548,002	521,326
Subscription Business:
Total subscription pets enrolled (at period end)	552,909	529,400	508,480	494,026	479,427	461,314	445,148	430,770
Monthly average revenue per pet	$60.87	$59.4	$58.96	$58.58	$58.12	$57.11	$56.13	$55.15
Lifetime value of a pet, including fixed expenses	$615	$597	$535	$523	$511	$482	$471	$449
Average pet acquisition cost (PAC)	$261	$199	$247	$222	$208	$213	$205	$186
Average monthly retention	98.69%	98.66%	98.59%	98.58%	98.59%	98.57%	98.58%	98.6%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net cash provided by operating activities	$9,806	$4,744	$17,580	$11,625
Purchases of property and equipment	(1,273)	(1,806)	(4,512)	(3,586)
Free cash flow	$8,533	$2,938	$13,068	$8,039

The following tables reflect the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Nine Months Ended September 30,

	2020	2019
Sales and marketing expenses	$33,028	$26,239
Excluding:
Stock-based compensation expense	(1,972)	(1,573)
Acquisition cost	31,056	24,666
Net of:
Sign-up fee revenue	(2,373)	(2,227)
Other business segment sales and marketing expense	(619)	(262)
Net acquisition cost	$28,064	$22,177

	Three Months Ended
	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Sales and marketing expenses	$13,344	$9,242	$10,442	$9,212	$9,255	$8,757	$8,227	$6,994
Excluding:
Stock-based compensation expense	(741)	(675)	(556)	(547)	(577)	(567)	(429)	(355)
Acquisition cost	12,603	8,567	9,886	8,665	8,678	8,190	7,798	6,639
Net of:
Sign-up fee revenue	(827)	(781)	(765)	(730)	(790)	(734)	(703)	(655)
Other business segment sales and marketing expense	(265)	(191)	(163)	(152)	(94)	(38)	(130)	(102)
Net acquisition cost	$11,511	$7,595	$8,958	$7,783	$7,794	$7,418	$6,965	$5,882

The following tables reflect the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Nine Months Ended September 30,

	2020	2019
Net loss	$(2,338)	$(2,445)
Excluding:
Stock-based compensation expense	6,310	5,075
Depreciation and amortization expense	4,770	4,358
Interest income	(545)	(1,165)
Interest expense	1,044	974
Other non-operating expenses	98	223
Income tax expense	69	12
Gain from equity method investment	(117)	(125)
Adjusted EBITDA	$9,291	$6,907

	Three Months Ended
	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Net (loss) income	$(2,558)	$1,353	$(1,133)	$636	$782	$(1,931)	$(1,296)	$(275)
Excluding:
Stock-based compensation expense	2,430	2,227	1,653	1,771	1,845	1,873	1,357	1,222
Depreciation and amortization expense	1,666	1,723	1,381	1,274	1,181	1,564	1,613	1,485
Interest income	(74)	(134)	(337)	(516)	(411)	(412)	(342)	(234)
Interest expense	324	341	379	375	340	317	317	311
Other non-operating expenses	2	44	52	(22)	122	101	—	—
Income tax expense (benefit) expense	26	17	26	157	18	(46)	40	4
Gain from equity method investment	—	(117)	—	—	—	(125)	—	—
Adjusted EBITDA	$1,816	$5,454	$2,021	$3,675	$3,877	$1,341	$1,689	$2,513

Contacts:

Investors:
Laura Bainbridge, Head of Corporate Communications
206.607.1929
InvestorRelations@trupanion.com